UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 19, 2004

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

500 Kendall Street, Cambridge, Massachusetts  02142

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:

(617) 252-7500

Item 12.          Results of Operations and Financial Condition

On February 19, 2004, Genzyme Corporation issued a press release relating to its results of operations and financial condition for the quarter and year ended December 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this  Form 8-K.

The press release includes certain non-GAAP financial measures that involve adjustments to GAAP figures.  Genzyme believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Genzyme’s past financial performance and future prospects.  The non-GAAP financial measures are included with the intent of providing both management and investors with a more complete understanding of underlying operational results and trends.  In addition, these non-GAAP financial measures are among the primary indicators Genzyme management uses for planning and forecasting purposes.  These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for GAAP figures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

Dated: February 19, 2004	By:	/s/ Michael S. Wyzga
Michael S. Wyzga
Executive Vice President, Finance;
Chief Financial Officer; and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Genzyme Corporation dated February 19, 2004